SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant:	☐
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

Pharma-Bio Serv, Inc.
(Name of Registrant as Specified In Its Charter)

N.A.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	$125 per Exchange Act Rules 0-11(C)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
☒	No fee required.
Item 22(a)(2) of Schedule 14A.
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PHARMA-BIO SERV, INC.
373 Mendez Vigo, Suite 110
Dorado, Puerto Rico 00646

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on April 19, 2007

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. will be held at the offices of the Corporation, Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico, 00646, on Thursday, April 19, 2007 , at 9:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)	The election of five directors to the board of directors to serve until the 2008 annual meeting of stockholders and until their successors are elected and qualified;

(2)	The approval of an amendment to the Corporation’s 2005 Long-Term Incentive Plan

(3)	The approval of the selection of Horwath Velez & Co. PSC as the Corporation’s independent certified public accountants for the fiscal year ending October 31, 2007; and

(4)	The transaction of such other and further business as may properly come before the meeting.

The board of directors has fixed the close of business on March 14, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Corporation’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2006 is being mailed with this proxy statement.

By order of the Board of Directors

Nélida Plaza
Secretary

Dorado, Puerto Rico
March *, 2007

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

PHARMA-BIO SERV, INC.
373 Mendez Vigo, Suite 110
Dorado, Puerto Rico 00646

PROXY STATEMENT

Annual Meeting of Stockholders
To be held on April 19, 2007

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at our 2007 annual meeting of stockholders to be held at the offices of the Corporation, Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico, 00646, on Thursday, April 19, 2007 at 9:00 A.M. or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders, together with the related proxy and a copy of our annual report on Form 10-KSB for the fiscal year ended October 31, 2006, on or about March *, 2007.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

•	The election of five directors to the board of directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

•	A proposal to amend our 2005 Long-Term Incentive Plan;

•	A proposal to approve the selection of Horwath Velez & Co. PSC as the Corporation’s independent certified public accountants for the fiscal year ending October 31, 2007; and

•	The transaction of such other and further business as may properly come before the meeting.

In addition, our management will report on our performance during 2006 and respond to your questions.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on March 14, 2007, which is the record date for determining who is eligible to vote at the annual meeting. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.

 Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the election of the board of directors’ nominees for directors, the amendment of our 2005 Long-Term Incentive Plan, and the selection of Horwath Velez & Co. PSC as our independent certified public accountants for the fiscal year ending October 31, 2007. If you include voting instructions on some, but not all, of the proposals, your proxy will be voted in accordance with your instruction on those matters for which you included voting instructions and FOR any other proposals.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038.

Will my shares be voted if I do not provide my proxy?

Yes, if they are held in a brokerage account. Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote shares where the customers did not provide specific voting instructions, on certain routine matters, including the election of directors. When a brokerage firm votes its customer’s in this manner, these shares are also counted for purposes of establishing a quorum.

If you hold your shares directly in your own name, they will not be voted if you neither sign and deliver a proxy nor attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of March 14, 2007, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you fail to give your broker voting instructions and the broker votes your shares on any matter.

On March 14, 2007, we had * shares of common stock issued and outstanding. This number of shares does not include treasury stock.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast, which means that, as long as a quorum is present, the five nominees for director who receive the most votes will be elected. Abstentions will have no effect on the voting outcome with respect to the election of directors.

What vote is required to approve the other matters being brought before the meeting?

The proposals to approve an amendment to our 2005 Long-Term Incentive Plan and to approve the selection of Horwath Velez & Co. PSC as our independent auditors for the year ended October 31, 2007 require the approval of a majority of shares of common stock present at the meeting as long as a quorum is present.

Who is paying the cost of the meeting?

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

 ELECTION OF DIRECTORS

Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole board shall be determined from time to time by the board. The size of the board for the ensuing year is five directors. Our board of directors is recommending that the five incumbent directors named below be re-elected. If any nominee becomes unavailable for any reason, a situation which is not anticipated, a substitute nominee may be proposed by the board, and any shares represented by proxy will be voted for the substitute nominee, unless the board reduces the number of directors.

None of our directors were elected at a meeting for which we solicited proxies. Mr. Perlysky was elected at director at the time of our organization in 2004. The other directors were elected in January 2006 in connection with our acquisition of Plaza Consulting Group, Inc.

The following table sets forth certain information concerning the nominees for director:

Name	Age	Position with Us	Director Since
Elizabeth Plaza	43	President, chairman of the board and director	2006
Kirk Michel[1]	50	Director	2006
Dov Perlysky	42	Director	2004
Howard Spindel[1]	60	Director	2006
Irving Wiesen[1]	51	Director	2006

___________________
[1]	Member of the audit and compensation committees.

Elizabeth Plaza has been president and sole director of Plaza Consulting Group, Inc. since 1997, and she has been our president and chief executive officer since January 25, 2006. Ms. Plaza holds a B.S. in Pharmaceutical Sciences, magna cum laude, from the School of Pharmacy of the University of Puerto Rico. She was the 2003 recipient of Ernst & Young’s Entrepreneur of the Year Award in Health Science, a 40 under 40 Caribbean Business Award recipient in 2002 and the 2003 recipient of the Puerto Rico Powerful Business Women Award. Ms. Plaza is a registered Pharmacist.

Kirk Michel, a director since January 25, 2006, has been a managing director of KEMA Advisors, Inc., a boutique financial advisory firm located in Hillsborough, North Carolina since 2002. KEMA Advisors provides financial advisory services to middle market companies and governmental agencies. From 1995 to 2002, Mr. Michel was the co-founder and a managing director of Bahia Group Holdings, LLC which provided corporate finance, public finance and merger and acquisition services to middle market companies and governmental agencies. Mr. Michel holds a M.B.A. degree from the Columbia University Graduate School of Business and a B.A. in Economics from Northwestern University.

Dov Perlysky has been a director of Lawrence Consulting Group since it was founded in 2004 and was president from its organization in 2004 until January 2006. He has been the managing member of Nesher, LLC a private investment firm since 2000. On January 25, 2006, in connection with the reverse acquisition of Plaza Consulting Group, Inc., Mr. Perlysky resigned as president and became a consultant to us. From 1998 until 2002, Mr. Perlysky was a vice president in the Private Client Group of Laidlaw Global Securities, a registered broker-dealer. He received his B.S. in Mathematics and Computer Science from the University of Illinois in 1985 and a Masters in Management from the JL Kellogg Graduate School of Northwestern University in 1991. Mr. Perlysky is a director of Engex, Inc., a closed-end mutual fund.

Howard Spindel, a director since January 25, 2006, has been a consultant with Integrated Management Solutions, a securities industry consulting and recruitment firm which he founded, since 1985. In this capacity, he has also acted as a financial and operations principal, general securities principal, registered representative and options principal for several broker-dealers during this period. He is also a director of Engex, Inc., a closed-end mutual fund. Mr. Spindel received a B.S. in accounting from Hunter College.

Irving Wiesen, a director since January 25, 2006, has practiced as an attorney specializing in food and drug law and regulation in the pharmaceutical and medical device industries for more than twenty-five years. For more than the past five years he has been of counsel to the New York law firms, Ullman, Shapiro and Ullman, LLP and Cohen, Tauber, Spievack & Wagner. Prior to that, Mr. Wiesen was a partner in the New York food and drug law firm, Bass & Ullman, and also served as division counsel of Boehringer Ingelheim Pharmaceuticals, Inc. Mr. Wiesen represents pharmaceutical, medical device and biotechnology companies in all aspects of FDA regulation, corporate practice and compliance, litigation and allied commercial transactions. Mr. Wiesen received his J.D. degree from the New York University School of Law and holds an M.A. in English Literature form Columbia University and a B.A., cum laude, from Yeshiva University.

Our directors are elected for a term of one year.

Elizabeth Plaza and Nélida Plaza, our vice president and secretary, are sisters. There is no other family relationship among our officers and directors.

Our certificate of incorporation provide that the personal liability of our directors is limited to the extent set forth in Section 102(b)(7) of the Delaware General Corporation Law. That provision states that a corporation may include in its certificate of incorporation a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director: (i) For any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under section 174 of the General Corporation Law, which prohibits unlawful dividends or stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit.

Vote Required

Provided that a quorum is present at the annual meeting, the five directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

The board of directors recommends a vote FOR the nominees listed above.

Directors’ Compensation

We do not pay any cash fees to our directors. Pursuant to our 2005 long-term incentive plan, each independent director receives an option to purchase 25,000 shares of common stock on the date of his or her election, and, on January 1st of each year thereafter, the independent director receives an option to purchase 5,000 shares. These options have a term of five years and an exercise price equal to the fair market value on the date of grant.

The following table sets forth information concerning the compensation of non-employee directors for the year ended October 31, 2006 and the number of shares of common stock subject to outstanding options at October 31, 2006.

Name	Fees earned or paid in cash	Option awards ($)	Total ($)	Shares Subject to Outstanding Options
Kirk Michel	--	15,000	15,000	25,000
Dov Perlysky	--	--	--	--
Howard Spindel	--	15,000	15,000	25,000
Irving Wiesen	--	15,000	15,000	25,000

The option grants represent the options to purchase 25,000 shares of common stock at $.7344, which were automatically granted to the Messrs. Michel, Spindel and Wiesen upon their election as directors. The grant was subject to stockholder approval of the plan, which was obtained in April 2006.

Board Meetings and Committees; Annual Meeting Attendance

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Since January 25, 2006, our board of directors has had two committees - the audit committee and the compensation committee. Kirk Michel, Howard Spindel and Irving Wiesen, each of whom is an independent director, are the members of both committees. Mr. Spindel is the audit committee financial expert. Neither committee met prior to February 2006. Prior to January 25, 2006, Mr. Perlysky was our sole director.

Our audit committee will be involved in discussions with our independent auditor with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditor.

Our board of directors has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s current charter is attached to this proxy statement as Appendix A.

The compensation committee serves as the stock option committee for our stock option plan, and it reviews and approves any employment agreements with management and changes in compensation for our executive officers. A copy of the Compensation Committee’s current charter is attached to this proxy statement as Appendix B.

For the fiscal year ended October 31, 2006, we had two meetings of the board of directors and two audit committee meetings. All of the directors attended all meetings of the board. All of the members of the audit committee attended all meetings of the committees, except for Irvin Wisen who missed one meeting of the audit committee. Our compensation committee did not meet during the fiscal year ended October 31, 2006.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Mr. Manuel Morera, Chief Financial Officer, c/o Pharma-Bio Serv, Inc., 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico 00646. Mr. Morera will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered as follows:

•
in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:

•
as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the Commission thereunder; and

•
as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the Commission thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2008 annual meeting should provide the information required not later than December 20, 2007.

APPROVAL OF AN AMENDMENT TO THE 2005 LONG-TERM INCENTIVE PLAN

In October 2005, the board of directors adopted, and in April 2006, the stockholders approved, the 2005 long-term incentive plan, covering 2,500,000 shares of common stock.

The 2005 plan provides for the grant of incentive and non-qualified options, stock grants, stock appreciation rights and other equity-based incentives to employees, including officers, and consultants. The 2005 plan is to be administered by a committee of independent directors. In the absence of a committee, the plan is administered by the board of directors. The 2005 plan is administered by the compensation committee. Independent directors are not eligible for discretionary options. However, each newly elected independent director receives at the time of his or her election, a five-year option to purchase 25,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant of an option to purchase 5,000 shares of common stock on the first trading day of January in each year, commencing January 2007. The options to directors have a term of five years and become exercisable cumulatively as to 50% of the shares subject to the option six months from the date of grant and as to the remaining 50% 18 months from the date of grant.

Options intended to be incentive stock options must be granted at an exercise price per share which is not less than the fair market value of the common stock on the date of grant and may have a term which is not longer than ten years. If the option holder holds 10% of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the option cannot exceed five years.

The board of directors believes that in order to compensate its independent directors for their services to the Corporation it would be in the best interests of the Corporation to amend the 2005 long-term incentive plan to increase the number of options granted to its independent directors annually from 5,000 to 10,000. Further, the board of directors believes that the 2005 long-term incentive plan should be further amended to provide for a grant of a five-year option to purchase 5,000 shares of common stock at the market price to advisory board members on the date of his or her election and a grant of 5,000 annually. The Board of Directors believe that the amendments to the 2005 long-term incentive plan are necessary to ensure that the Company can attract and retain the services of qualified board members and provide us with the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Each independent director received an automatic grant of options to purchase 5,000 shares of common stock at $.75 per share, which was the fair market value on the date of grant. If the amendment to the 2005 plan is approved, each independent director will receive, on the date the stockholders approve the amendment, the automatic grant of an option to purchase 5,000 shares of common stock at the fair market value on that date.

Set forth below is a summary of the 2005 plan, as amended, but this summary is qualified in its entirety by reference to the full text of the 2005 plan, as amended, a copy of which is included as Appendix C to this proxy statement.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences as of the date hereof with respect to awards under the 2005 plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this proxy statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. In particular, this discussion does not deal with the tax status of option grants or other equity-based incentives under the tax laws of the Commonwealth of Puerto Rico. Accordingly, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options - Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares

If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction

We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2005 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Stock Appreciation Rights

The grant of stock appreciation rights will not result in any federal income tax to a participant. Upon the exercise of a stock appreciation or phantom stock right, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the stock, if any, received by the participant. At such time, we will be entitled to a tax deduction for the amount of income recognized by the participant. To date, we have not granted stock appreciation rights under any of our plans.

Vote Required

The proposal to approve an amendment to the 2005 plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

The board of directors recommends a vote FOR the proposal.

SELECTION OF INDEPENDENT AUDITOR

We are seeking consent to the selection of Horwath Velez & Co. PSC (“Horwath”) as our independent public accountant for the year ending October 31, 2007. The audit committee has approved the selection of Horwath as our independent public accountant.

Horwath has been our independent since September 25, 2006. At no time since our engagement of Horwath had any direct or indirect financial interest in or any connection with us, or with any of our respective subsidiaries other than as independent accountant.

Our former auditor was Kevane Soto Pasarell Grant Thornton LLP (“Kevane”), who was replaced on September 25, 2006. Kevane has been the independent accountant for Plaza Consulting Group prior to our acquisition of Plaza in January 2006, and its report on the financial statements of Plaza Consulting Group at October 31, 2005 and for the two years then ended is included in our report on Form 8-K relating to our acquisition of Plaza Consulting Group in a transaction accounted for as a reverse acquisition. Through the date or the termination of the auditor-client relationship, there were no disagreements with Kevane, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Audit Fees

General

We were billed by Horwath during 2006 as follows:

Description of services	2006
Audit fees	$42,000[1]
Audit related fees
Tax fees
All other fees	1,900
$43,900

___________________
1 Includes $4,000 of fees billed in connection with the audit of the Company’s 401 -K plan, which fees were paid from the funds of the plan.

We were billed by Kevane during 2006 and 2005 as follows:

Description of services	2006	2005
Audit fees	$22,427	$21,500
Audit related fees	18,971	—
Tax fees	830	15,941
All other fees	40,144	—
	$82,372	$37,411

Independence of Auditor

Our audit committee has determined that the provision of services by Horwath other than for audit related services is compatible with maintaining the independence of Horwath as our independent accountant.

Vote Required

The proposal to approve the selection of Horwath Velez & Co. PSC as our independent accountant requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

The board of directors recommends a vote FOR the proposal.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information as to shares of common stock beneficially owned as of December 31, 2006 by:

•	each director;

•	each officer named in the summary compensation table;

•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and

•	all directors and executive officers as a group.

Name	Shares of Common Stock Beneficially Owned	Percentage
Elizabeth Plaza Sardinera Beach Building, Suite 2 Marginal Costa de Oro Dorado, Puerto Rico 00646	1,150,000	6.3%
Dov Perlysky 445 Central Avenue, Suite 305 Cedarhurst, New York 11516	1,164,554	6.4%
Kirk Michel	523,406	2.8%
Howard Spindel	12,500	*
Irving Wiesen	12,500	*
All officers and directors as a group (five individuals owning stock)	2,898,406	14.9%
Venturetek LP 370 Lexington Avenue New York, NY 10017	4,697,990	23.6%
San Juan Holdings, Inc. MCS Plaza, Suite #305 255 Ponce de León Ave. Hato Rey, PR 00917	4,908,443	22.7%
Barron Partners LP 730 Fifth Avenue New York, NY 10019	3,979,174	20.3%
Pentland USA, Inc. 3333 New Hyde Park Road New Hyde Park, NY 11042	1,532,719	8.1%
Fame Associates 111 Broadway New York, NY 10006	1,532,719	8.1%
LDP Family Partnership, LP 2 Lakeside Drive West Lawrence, NY 11559	1,158,839	6.2%

_______________
*	Less than 1%.

Except as otherwise indicated each person has the sole power to vote and dispose of all shares of common stock listed opposite his name. Each person is deemed to own beneficially shares of common stock which are issuable upon exercise or conversion of currently convertible securities which are exercisable or convertible within 60 days of December 31, 2006. The beneficial ownership of each person named is determined in accordance with the rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934. Under these rules, a person is deemed to beneficially own the total number of shares of common stock which he or she owns plus the number of shares of common stock which are issuable upon exercise of currently exercisable securities. The percentage ownership of each person is the percentage that the number of shares beneficially owned by that person bears to the sum of (a) the outstanding common stock plus (b) the shares of common stock issuable upon exercise or conversion of those currently convertible securities that are owned by that stockholder.

The shares owned by San Juan Holdings, Inc. include (a) 3,010,600 shares of common stock issuable upon exercise of warrants and (b) 275,724 shares of common stock issuable upon exercise of a warrant held by RD Capital Group, Inc., a broker-dealer and an affiliate of San Juan Holdings.

The shares of common stock beneficially owned by Mr. Michel consist of 12,500 shares of common stock issuable upon exercise of options, 340,706 shares of common stock owned by KEMA Advisors, of which Mr. Michel is managing director, and 163,000 shares issuable upon exercise of warrants held by KEMA Advisors. KEMA Advisors is a selling stockholder.

The shares of common stock beneficially owned by Mr. Perlysky represent 1,164,554 shares of common stock owned by Krovim, LLC. Mr. Perlysky is the manager of Nesher, LLC, which is the manager of Krovim. Mr. Perlysky disclaims beneficial interest in the shares owned by Krovim. Shares owned by Mr. Perlysky do not include 772,971 shares owned by LDP Family Partnership or warrants to purchase 386,048 shares of common stock held by LDP Family Partnership. Mr. Perlysky’s wife is general partner of LDP Family Partnership and Mr. Perlysky disclaims beneficial ownership in the securities owned by it.

The shares of common stock owned by each of Mr. Spindel and Mr. Wiesen represent shares issuable upon exercise of options.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Age	Position
Elizabeth Plaza	43	President, chairman of the board and director
Nélida Plaza	39	Vice president and secretary
Manuel O. Morera	51	Chief financial officer and vice president - finance and administration

Information concerning Elizabeth Plaza is set forth under “Election of Directors.”

Nélida Plaza has been vice president of operations of Plaza since January 2004 and has been our vice president and secretary since January 25, 2006. In July 2000, Ms. Plaza joined Plaza as a project management consultant. Prior thereto, she was a unit operations leader and safety manager at E.I. Dupont De Nemours where she was involved with the development, support and audit of environmental, safety and occupational health programs. Ms. Plaza holds a M.S. in Environmental Management from the University of Houston in Clear Lake and a B.S. in Chemical Engineering from the University of Puerto Rico. Nélida Plaza was recognized by Casiano Communications as one of the 40 under 40 distinguished executives in Puerto Rico.

Manuel O. Morera has been our chief financial officer and vice president - finance and administration since April 2006, and was working for us on a part-time basis since March 24, 2006. Mr. Morera is a certified public accountant. From 1997 until April 2006, Mr. Morera was in private practice as an accountant, tax and business counselor. From 1983 until 1997, Mr. Morera was a senior auditor, audit supervisor, manager and senior manager with the accounting firm of Horwath Vélez PSC, formerly Laventhol and Horwath Co. Mr. Morera is a cum laude graduate in business administration (accounting) from the University of Puerto Rico.

Elizabeth Plaza and Nélida Plaza are sisters. There is no other family relationship among our officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons,   the following officers, directors and 10% stockholders were late in filing a Form 3 or 4: Each of Ms. Elizabeth Plaza, Ms. Nelida Plaza, Mr. Kirk Michel, Mr. Howard Spindel and Mr. Irving Wiesen had a Form 3 which was due on February 4, 2006. These Form 3s were filed during the period February 21, 2006 through February 27, 2006. Mr. Dov Perlysky did not file a Form 3. He did, however, file a Form 4 on December 28, 2006 for transactions which occurred on January 25, 2006. Mr. Morera has not filed a Form 3.

Code of Ethics

We have adopted a Code of Ethics that applies to all its senior management and directors.

Executive Compensation

Summary Compensation Table

Set forth below is information for our chief executive officer and the only other officer whose compensation exceeded $100,000 for the fiscal year ended October 31, 2006.

Name and Principal Position	Year	Salary ($	)	Option Awards ($	)	All Other Compensation ($	)	Total ($	)
Elizabeth Plaza, president and chief executive officer	2006 2005	173,378 -		- -		34,423 281,521		207,801 281,521
Nélida Plaza, vice president	2006 2005	130,120 84,723		- -		17,094 54,688		147,214 139,411

Prior to the reverse acquisition on October 23, 2004, Plaza Consulting Group, which was then wholly owned by Elizabeth Plaza, had granted Nélida Plaza an option to purchase 500 shares of its common stock at an exercise price of $138.19 per share. At the consummation of the reverse merger in January 2006, we granted Ms. Nélida Plaza options to purchase 131,455 shares of common stock at an exercise price of $.7344 per share, the fair market value on the date of grant, of which an option to purchase 94,083 shares of our common stock was issued to replace the Plaza Consulting option.

No bonuses were paid to any of the officers and no stock or other equity compensation was provided to any of the officers during the years ended October 31, 2006 and 2005.

Other compensation for Elizabeth Plaza represents payment of personal expenses which we paid on behalf of Ms. Plaza, who was the sole stockholder of Plaza up to January 25, 2006. It also includes a $2,069 monthly payment of a lease obligation of the Company for the vehicle assigned to her.

Other compensation paid to Nélida Plaza includes the following:

	Years Ended October 31,
Description	2006	2005
Housing	$4,428	$25,175
Life insurance	2,005	12,034
Tuition for her child	—	11,280
Car allowance	1,000	6,000
Payments of lease obligation for
the vehicle assigned to her	9,660	—
Other	—	199
	$17,094	$54,688

Payments for housing, child tuition and car allowances to the above executive officers were discontinued after December 31, 2005.

Prior to the reverse acquisition, Plaza was taxed as a Subchapter N corporation under the Puerto Rico tax law, which is similar to treatment as an S Corporation under the Internal Revenue Code. As a result, Elizabeth Plaza was taxed on Plaza’s income. Up to December 2005, we did not pay Elizabeth Plaza any salary. We made distributions to Ms. Plaza in the amount of $834,000 for the year ended October 31, 2006 and approximately $8.0 million for the year ended October 31, 2005.

As a result of our acquisition of Plaza, Plaza’s status as a Subchapter N corporation terminated on January 25, 2006, the date of our acquisition of Plaza. Ms. Plaza is responsible for any taxes which are payable as a result of the Plaza’s loss of its Subchapter N status under the Puerto Rico tax laws. However, we, and not Ms. Plaza, are responsible for any taxes on the Plaza’s taxable income during the period from the December 1, 2005 to January 24, 2006, which amounted to $125,227, and was paid on June 15, 2006 .

Employment Agreements

On January 25, 2006, we entered into employment agreements with Elizabeth Plaza and Nélida Plaza. Our agreement with Elizabeth Plaza initially provided that Ms. Plaza will serve as our president and chief executive officer for a period of 18 months, for which she will receive a salary at the annual rate of $250,000. For 18 months thereafter, Ms. Plaza will serve as a consultant for which she will receive compensation at the annual rate of $75,000. In January 2007, this agreement was amended to extend the employment agreement to December 31, 2007. As a result of the amendment, the consulting term will commence immediately following the employment term and will end on January 31, 2009. During the term of her employment, we will also provide Ms. Plaza with an automobile allowance at the annual rate of $24,828, discretionary bonuses and stock options or other equity-based incentives as shall be determined by our compensation committee, except that her bonus shall not be less than 4% nor more than 50% of her salary. If we terminate Ms. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. Plaza the balance of her compensation for her employment terms and her consulting term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since the bonus is discretionary, with a minimum bonus of 4% of Ms. Plaza’s salary, unless the compensation committee shall have provided for a greater bonus prior to the termination of Ms. Plaza’s employment without cause, Ms. Plaza would not be entitled to a bonus greater than $10,000, which is 4% of $250,000, the amount of the bonus to be based on the remaining employment term.

Our agreement with Nélida Plaza provides that Ms. Plaza will serve as vice president for a term of three years for which she will receive annual compensation at the annual rate of $150,000. She is also entitled to bonus compensation as is determined by the compensation committee, not to exceed 50% of her salary. We also agreed to make the lease payments on the automobile she currently leases. Such payments are at the annual rate of approximately $11,600. If we terminate Ms. Plaza’s employment other than for cause or as a result of her death or disability, we are required to pay Ms. Plaza her compensation for the balance of the term and other benefits, including a pro rata portion of the bonus that would have been paid to her, and her obligations under her non-competition provision terminate. Since Ms. Plaza’s employment contract provides for a discretionary bonus, unless the compensation committee shall have provided for a bonus to Ms. Plaza prior to the termination of her employment without cause, Ms. Plaza would not be entitled to any bonus payment.

The employment agreements with both Elizabeth Plaza and Nélida Plaza provide that during the term of the agreement and for two years thereafter, the executive will not, directly or indirectly engage in a competing business or solicit any customer or seek to persuade any customer to reduce the amount of business it does with us or seek to persuade any employee to leave our employ.

We entered into an employment agreement with Mr. Morera pursuant to which we pay Mr. Morera an annual salary of $80,000. The agreement has a one-year term, which we may extend for up to two years. We granted Mr. Morera stock options to purchase 90,000 shares of common stock at $0.7344, which was the fair market value on the date of grant.

Consulting Agreement

  On January 26, 2006, we entered into a one-year consulting agreement with Dov Perlysky, pursuant to which we agreed to pay Mr. Perlysky a 5% commission on business generated by Mr. Perlysky’s efforts. This agreement terminated on January 26, 2007. No commission was paid to Mr. Perlysky pursuant to this agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 25, 2006, we acquired Plaza from Elizabeth Plaza, as the sole stockholder of Plaza. At the closing, we paid Ms. Plaza $10,000,000 and issued to Ms. Plaza 1,150,000 shares of common stock. In addition, we will pay Ms. Plaza three payments, each in the amount of $2,750,000, on January 25, 2007, 2008 and 2009. With Ms. Plaza’s consent, we are making the $2.75 million payment in two installments, one in January 2007 and the second in February 2007. As a condition to closing, Plaza was required to have a net tangible book value of not less than $5,500,000, of which at least $2,000,000 was to be in cash, as of November 30, 2005, with the excess to be paid to Ms. Plaza. The amount due to Ms. Plaza under this provision was $88,161 and was paid on June 15, 2006. Pursuant to the merger agreement, we were required to reimburse Ms. Plaza for income tax which she paid on our income from December 1, 2005 until January 24, 2006. This amounted to $125,227 and was paid on June 15, 2006.

San Juan Holdings represented Plaza and Elizabeth Plaza in connection with the reverse acquisition. For such services, we issued 600,000 shares of common stock and warrants to purchase 2,500,000 shares of common stock, with an exercise price of $0.06 per share, to San Juan Holdings. In our private placement of series A preferred stock and warrants, San Juan Holdings purchased three units. The purchase price for the three units was $750,000. The broker, which is an affiliate of San Juan Holdings, waived the commission and the non-accountable expense allowance with respect to such sales, and as a result, San Juan Holdings purchased the three units for a net payment of $652,500. The three units were comprised of 75,000 shares of series A preferred stock and warrants to purchase 510,600 shares of common stock. The shares of series A preferred stock became converted into 1,021,200 shares of common stock. We also issued 919 shares of common stock to San Juan Holdings as a result of our failure to filing the registration statement of which this prospectus is a part in a timely manner. We also paid an affiliate of San Juan Holdings a broker’s commission and non-accountable expense allowance of $195,000 for sales made to other purchasers in the private placement, and we issued to the affiliate three-year warrants to purchase an aggregate of 275,724 shares of common stock at an exercise price of $0.7344 per share.

KEMA Advisors, Inc., of which Kirk Michel, a director, is managing director, purchased one unit, consisting of 25,000 shares of series A preferred stock and warrants to purchase an aggregate of 170,200 shares of common stock for $250,000. The shares of series A preferred stock became converted into 340,400 shares of common stock. We also issued 306 shares of common stock to KEMA Advisors for our failure to file the registration statement in a timely manner. KEMA Advisors is a selling stockholder.

In January 2006, we acquired certain assets of a United States based company that performs consulting services for the pharmaceutical and biotech industries from Mark Fazio for $300,000. The acquired assets include a client list and a validation compliance service business. The purchase price was paid in three installments, each in the amount of $100,000. At the time of the purchase we had no relationship with Mr. Fazio, and he was subsequently elected as executive vice president and chief operating officer. He served in those capacities until March 31, 2006.

FINANCIAL STATEMENTS

A copy of our Form 10-KSB for the year ended October 31, 2006, without exhibits, accompanies this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-KSB for the year ended October 31, 2006 may be obtained without charge by writing to Ms. Nélida Plaza, Secretary, Pharma-Bio Serv, Inc., 373 Mendez Vigo, Suite 110, Dorado, Puerto Rico 00646. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Stockholder Proposals for the 2008 Annual Meeting

Proposals of stockholders intended to be presented at the 2008 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 20, 2007 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than December 20, 2007. If notice of any stockholder proposal is received after December 20, 2007, then the notice will be considered untimely and we are not required to present such proposal at the 2008 annual meeting. If the board of directors chooses to present a proposal submitted after December 20, 2007 at the 2008 annual meeting, then the persons named in proxies solicited by the board of directors for the 2008 annual meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

By Order of the Board of Directors

Elizabeth Plaza
President and Chief Executive Officer

March *, 2007

FORM OF PROXY
Pharma-Bio Serv, Inc.

Annual Meeting of Stockholders to be held on April 19, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Elizabeth Plaza and Manuel O. Morera or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2007 Annual Meeting of Stockholders of Pharma-Bio Serv, Inc. (the “Company”), to be held at 9:00 a.m., local time, on Thursday, April 19, 2007, at the offices of the Corporation at Industrial Zone, Street No. 1, Lot No. 14, Higuillar Ward, Dorado, Puerto Rico 00646, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1)	To elect the following five (5) directors:

Elizabeth Plaza, Kirk Michel, Dov Perlysky, Howard Spindel, and Irving Wiesen

☐	FOR all nominees listed above (except as marked to the contrary below).

☐	Withhold authority to vote for all nominees listed above.

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee’s name below .

(2)	To approve the amendment to the 2005 Long Term Incentive Plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	To approve the selection of Horwath Velez & Co. PSC as the Company’s independent certified public accountants for the year ending October 31, 2007

FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	In their discretion, upon the transaction of such other business as may properly come before the meeting;

All of the above as set forth in the Proxy Statement, dated March __, 2007.

The shares represented by this proxy will be voted on Items 1, 2, 3 and 4 as directed by the stockholder, but if no direction is indicated, will be voted FOR each of those Items.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting    ☐

Dated:

(Signature(s))
Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.

Appendix A

PHARMA-BIO SERV, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board of Directors (the "Board") to: (1) assist the Board in monitoring (a) the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Pharma-Bio Serv, Inc. (the "Company"), (b) the performance of the Company's internal audit function, and (c) the compliance by the Company with legal and regulatory requirements; and (2) be directly responsible for the appointment, compensation and oversight of the Company's independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work (the "Outside Auditor").

Committee Membership

The Audit Committee shall consist of no fewer than three members, as determined annually by the Board; provided, however, that in the event the Company has less than three independent directors, as hereinafter defined, the Audit Committee shall have such number of members as equals the number of independent directors. The members of the Audit Committee shall meet the independence and expertise requirements of the principal stock exchange or market on which the Company's securities are traded and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"); provided, however, that if the Company's securities are not traded on an exchange or market which has a definition of independence, then independence shall be determined in accordance with the rules of the Nasdaq Stock Market. Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies without the approval of the full Board.

The members of the Audit Committee shall be appointed annually by the Board. Audit Committee members may be replaced by the Board at any time. The Board shall designate the Chairman or Chairwoman ("Chairperson") of the Audit Committee.

Committee Authority and Responsibilities

The basic responsibility of the members of the Audit Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company's senior executives and its outside advisors and auditors, to the fullest extent permitted by law.

The Audit Committee shall prepare any report which required by the rules of the Commission to be included in the Company's proxy statement for its annual meeting.

The Audit Committee shall be responsible directly for the appointment (subject, if applicable, to stockholder ratification), retention, termination, compensation and terms of engagement, evaluation, and oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting). The Outside Auditor shall report directly to the Audit Committee.

The Audit Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company, oversee the work of the Company's management, internal auditors (the "Internal Auditors") and the Outside Auditor in these areas, oversee management's development of, and adherence to, a sound system of internal accounting and financial controls, review whether the Internal Auditors and the Outside Auditor objectively assess the Company's financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Outside Auditor, the Internal Auditors and the Board. It is the responsibility of:

o management of the Company and the Outside Auditor, under the oversight of the Audit Committee and the Board, to plan and conduct financial audits and to determine that the Company's financial statements and disclosures are complete and accurate in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations and fairly present, in all material respects, the financial condition of the Company;

o management of the Company, under the oversight of the Audit Committee and the Board, to assure compliance by the Company with applicable legal and regulatory requirements; and

o the Internal Auditors, under the oversight of the Audit Committee and the Board, to review the Company's internal transactions and accounting which do not require involvement in the detailed presentation of the Company's financial statements.

The Audit Committee shall pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditor to the extent required by and in a manner consistent with applicable law.

The Audit Committee shall meet as often as it determines necessary or appropriate, but not less frequently than quarterly. The Chairperson shall preside at each meeting and, in the absence of the Chairperson, one of the other members of the Audit Committee shall be designated as the acting chair of the meeting. The Chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting. To the extent practical, any background materials, together with the agenda for the meeting, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in the Company records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee, subject only to any limitations imposed by applicable rules and regulations. The Audit Committee may request any officer or associate of the Company or the Company's outside counsel or Outside Auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet with management, the Internal Auditors and the Outside Auditor in separate executive sessions at least quarterly to discuss matters for which the Audit Committee has responsibility.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Audit Committee. In addition to the general tasks and responsibilities noted above, the following are the specific functions of the Audit Committee:

Financial Statement and Disclosure Matters

1. Review and discuss with management, and to the extent the Audit Committee deems necessary or appropriate, the Internal Auditors and the Outside Auditor, the Company's disclosure controls and procedures that are designed to ensure that the reports the Company files with the Commission comply with the Commission's rules and forms.

2. Review and discuss with management, the Internal Auditors and the Outside Auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

3. Review and discuss with management, the Internal Auditors and the Outside Auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the Outside Auditor's reviews of the quarterly financial statements.

4. Review and discuss quarterly reports from the Outside Auditor on:

(a) All critical accounting policies and practices to be used;

(b) All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditor;

(c) The internal controls adhered to by the Company, management, and the Company's financial, accounting and internal auditing personnel, and the impact of each on the quality and reliability of the Company's financial reporting; and

(d) Other material written communications between the Outside Auditor and management, such as any management letter or schedule of unadjusted differences.

5. Discuss in advance with management the Company's practice with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use, if any, of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. Review and discuss with management, the Internal Auditors and the Outside Auditor:

(a) Significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements;

(b) The clarity of the financial disclosures made by the Company;

(c) The development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company's financial statements;

(d) Potential changes in GAAP and the effect such changes would have on the Company's financial statements;

(e) Significant changes in accounting principles, financial reporting policies and internal controls implemented by the Company;

(f) Significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company's financial statements;

(g) Information regarding any "second" opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

(h) Management's compliance with the Company's processes, procedures and internal controls;

(i) The adequacy and effectiveness of the Company's internal accounting and financial controls and the recommendations of management, the Internal Auditors and the Outside Auditor for the improvement of accounting practices and internal controls; and

(j) Any difficulties encountered by the Outside Auditor or the Internal Auditors in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7. Discuss with management and the Outside Auditor the effect of regulatory and accounting initiatives as well as off balance sheet structures and aggregate contractual obligations on the Company's financial statements.

8. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

9. Discuss with the Outside Auditor the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61 relating to the conduct of the audit. In particular, discuss:

(a) The adoption of, or changes to, the Company's significant internal auditing and accounting principles and practices as suggested by the Outside Auditor, Internal Auditors or management; and

(b) The management letter provided by the Outside Auditor and the Company's response to that letter.

10. Receive and review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's Form 10-K and Form 10-Q, to the extent required to be included in the certification process, about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in the Company's internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Oversight of the Company's Relationship with the Outside Auditor

11. Review the experience and qualifications of the senior members of the Outside Auditor team.

12. Obtain and review a report from the Outside Auditor at least annually regarding (a) the Outside Auditor's internal quality-control procedures,

(b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Outside Auditor and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

13. Evaluate the qualifications, performance and independence of the Outside Auditor, including considering whether the Outside Auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the Outside Auditor's independence, and taking into account the opinions of management and the Internal Auditor. The Audit Committee shall present its conclusions to the Board.

14. Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit to the extent that rotation is required under the rules of the Commission, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

15. Recommend to the Board policies for the Company's hiring of present and former associates of the Outside Auditor who have participated in any capacity in the audit of the Company, in accordance with the rules of the Commission.

16. To the extent the Audit Committee deems necessary or appropriate, discuss with the national office of the Outside Auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

17. Discuss with management, the Internal Auditors and the Outside Auditor any accounting adjustments that were noted or proposed by the Outside Auditor, but were not adopted or reflected.

18. Meet with management, the Internal Auditors and the Outside Auditor prior to the audit to discuss and review the scope, planning and staffing of the audit.

19. Obtain from the Outside Auditor the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit.

20. Require the Outside Auditor to review the financial information included in the Company's Form 10-QSB in accordance with the rules of the Commission prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company's Form 10-QSB any reports of the Outside Auditor required by such rules.

Oversight of the Company's Internal Audit Function

21. Take such steps to reasonably ensure that the Company has an internal audit function.

22. Review and concur in the appointment, replacement, reassignment or dismissal of the senior internal auditing executive, and the compensation package for such person.

23. Review the significant reports to management prepared by the internal auditing department and management's responses.

24. Communicate with management and the Internal Auditors to obtain information concerning internal audits, accounting principles adopted by the Company, internal controls of the Company, management, and the Company's financial and accounting personnel, and review the impact of each on the quality and reliability of the Company's financial statements.

25. Evaluate the internal auditing department and its impact on the accounting practices, internal controls and financial reporting of the Company.

26. Discuss with the Outside Auditor the internal audit department's responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

27. Obtain from the Outside Auditor the reports required to be furnished to the Audit Committee under Section 10A of the Exchange Act and obtain from the Outside Auditor any information with respect to illegal acts in accordance with Section 10A.

28. Obtain reports from management, the Company's senior internal auditing executive and the Outside Auditor concerning whether the Company and its subsidiary/foreign affiliated entities are in compliance with applicable legal requirements and the any applicable code of ethics.

29. Obtain and review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and the applicable code of ethics.

30. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by associates of the Company of concerns regarding questionable accounting or auditing matters.

31. Discuss with management and the Outside Auditor any correspondence between the Company and regulators or governmental agencies and any associate complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

32. Discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Additional Responsibilities

33. If required by the rules of the Commission or the regulations of the principal stock exchange or market on which the Company's securities are traded, prepare annually a report for inclusion in the Company's proxy statement relating to its annual stockholders meeting.

34. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

35. Review the Company's Related-Party Transaction Policy and recommend any changes to the Compensation, Nominating and Governance Committee and then to the Board for approval. Review and determine whether to approve or ratify transactions covered by such policy, as appropriate.

Appendix B

PHARMA-BIO SERV, INC.

Compensation Committee Charter

Purpose

The purposes of the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Pharma-Bio Serv, Inc. (the “Company”) are:

•	to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, including approving individual executive officer compensation;

•	to review and recommend compensation plans, policies and benefit programs for employees generally; and

•
to prepare the report on executive compensation for inclusion, if required, in filings made by the Company with the Securities and Exchange Commission, including its annual proxy statement and periodic reports.

•
if the Board designates the Committee as the committee responsibility for administering one or more stock options, long-term incentive or other plans, the Committee shall have the responsibilities accorded such committee under the applicable plan.

Composition and Term of Office

•
The Committee will consist of not fewer than three members, each of whom shall be a director who (i) satisfies the independence requirements of the principal market or exchange on which the Company’s common stock is traded, or, if the common stock is not traded on a market or exchange which requires a standard of independence, the independence standard required by the Nasdaq Stock Market, (ii) is s non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) is an “outside director” as defined by Section 162(m) of the Internal Revenue Code.

•
One member shall serve as chairman of the Committee. The members of the Committee shall serve one-year terms, and shall be appointed annually by the Board. The Chairman shall likewise be determined by the Board annually.

•
Members of the Committee may be removed or replaced by the Board. Any member who, subsequent to his or her appointment, ceases to be an independent director, a non-empoloyee director or an outside director shall resign from the Committee, and if such member fails to resign, the Board shall replace such member.

Committee Meetings - Operating Principles

•	The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities, but in any case, at least once each year.

•
Meetings of the Committee may be called as needed by the Chairman of the Committee. The Company’s chief executive officer or other senior executive officers may request that the Committee meet for a specific purpose.

•	The Committee may meet by telephone or videoconference and may take action by written consent.

•
The Committee may engage compensation consultants to assist in the evaluation of director, CEO or executive officer compensation, and, in connection therewith, shall have the authority to determine the terms on which such firm is engaged.

•	The Committee shall have the authority to obtain advice and assistance from any officer or employee of the Company or from any outside legal expert or other advisors.

•	The Committee may request that members of Senior Management or outside consultants and advisors of the Committee, be present to assist the Committee in performing its duties.

•
If the Committee shall consist of more than three directors, the Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate provided that the subcommittee is comprised of not less than three directors all of whom are independent directors.

Compensation/Employee Benefits Responsibilities

The Committee shall perform the following functions:

•	Provide oversight and guidance for compensation and benefit philosophy for all employees of the Company.

•
Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives and have the sole authority to determine the CEO’s compensation level based on this evaluation. This includes salary, annual incentive and long-term incentive programs, whether stock, stock options or other equity-based incentive or cash, and determinations relating to the deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986.

•	Review and approve other significant terms of employment for the CEO.

•
Review and approve the compensation, including base salary and incentive awards, including awards under any plans, and other significant terms of employment, for individuals who either report directly to the CEO or holding a position classified as vice president or higher and or any other officer of the Company who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, such officers, together with the CEO being referred to as “Senior Management.”

•	Review and make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

•	Review the performance of Senior Management.

•	Review and make recommendations to the Board on matters concerning the directors’ annual retainer, as well as any other compensation programs relating to the Board.

•	Prepare the report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.

•
If the Committee also serves as the committee under any plans, set the criteria for awards under each plan and determine the nature of the awards and the terms of any award. With respect to awards to any employees who are not Senior Management, the Committee may consult with Senior Management in granting awards under the plan.

Other Responsibilities

•	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

•	Conduct an annual performance evaluation of the Committee.

Take such further actions or provide such further advice as the full Board may from time to time delegate to the Committee.

Appendix C

PHARMA-BIO SERV, INC.

2005 Long-Term Incentive Plan, as amended

1.	Purpose; Definitions.

The purpose of the Pharma-Bio Serv, Inc. 2005 Long-Term Incentive Plan (the “Plan”) is to enable Pharma-Bio Serv, Inc. (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company’s stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) “Board” means the Board of Directors of the Company.

(c) “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d) “Cause” means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or conduct which results in civil or criminal liability or penalties, including penalties pursuant to a consent decree, order or agreement, on the part of the Company; provided, however, that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “cause,” then “cause” shall have the meaning as defined in such Employment Agreement.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor thereto.

(g) “Committee” means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h) “Company” means Pharma-Bio Serv, Inc., a Delaware corporation, or any successor corporation.

(i) “Deferred Stock” means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j) “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan; provided that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “disability,” then “disability” shall have the meaning as defined in such Employment Agreement.

(k) “Early Retirement” means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(l) “Employment Agreement” shall mean an employment or consulting agreement or other agreement pursuant to which the participant performs services for the Company or a Subsidiary or Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(n) “Fair Market Value” means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

(o) “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(p) “Independent Director” shall mean a “non-employee director” as set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Independent Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate; provided, however, an Independent Director shall also be an independent director as determined by the rules or regulations of the principal stock exchange or market on which the Stock is traded or, if the Stock is not listed or traded on such exchange, as defined under the rules of the Nasdaq Stock Market.

(q) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r) “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(s) “Other Stock-Based Award” means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(t) “Plan” means this Pharma-Bio Serv, Inc. 2005 Long-Term Incentive Plan, as hereinafter amended from time to time.

(u) “Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(v) “Retirement” means Normal Retirement or Early Retirement.

(w) “Stock” means the common stock, par value $.0001 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company’s certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(x) “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(y) “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(z) “Stock Purchase Right” means the right to purchase Stock pursuant to Section 9 of the Plan.

(aa) “Subsidiary” means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain. The Board may elect to treat as a Subsidiary an entity in which the Company possesses less than 50% of the total combined voting power of all classes of equity if, under generally accepted accounting principles, the Company may include the financial statements of such entity as part of the Company’s consolidated financial statements (other than as a minority interest or other single line item).

In addition, the terms “Change in Control,” “Potential Change in Control” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) of the Plan.

2.	Administration.

(a) The Plan shall be administered by a Committee of not less than two directors all of whom shall be Independent Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

(b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan, provided that Independent Directors shall not be eligible for options or other benefits pursuant to the Plan other than as provided in Sections 4(b) and 4(c) of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

(i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

(iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

(v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

(vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

(viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

(ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c) In the event that any officers or other participants have Employment Agreements with the Company which provide for the grant of options to such participants, unless the Committee or the Board otherwise determines, the options shall be treated for all purposes as if they were granted pursuant to this Plan as long as there is a sufficient number of shares available for grant pursuant to this Plan.

(d) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(e) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3.	Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for distribution under the Plan shall be two million five hundred thousand (2,500,000) shares of Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b) Subject to Section 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and provided that the treatment of such options and rights shall be consistent with the nature of the event. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4.	Eligibility.

(a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Sections 4(b) and 4(c) of the Plan, Independent Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b) On each the first trading day in January of each year, commencing in 2007, each person who is a Independent Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors at such date). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock; provided, however, that commencing January 1, 2008, the number of shares issuable to each Independent Director pursuant to this Section 4(b) shall be increased to ten thousand (10,000) shares and provided, further, that each person who is an Independent Director on the date that the amendment which increases the annual grant to directors to ten thousand (10,000) shares is approved by the Company’s stockholders, shall receive the automatic grant of an option to purchase five thousand (5,000) shares of Stock on such date. The Non-Qualified Stock Options granted pursuant to this Section 4(b) and pursuant to Sections 4(c) and 4(d) of the Plan shall become exercisable cumulatively as to fifty percent (50%) of the shares subject thereto six months from the date of grant and as to the remaining fifty percent (50%), eighteen months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Independent Director ceases to be a director if such Independent Director ceases to be a director other than as a result of his death or Disability. The provisions of this Section 4(b) and said Section 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act (“ERISA”) or the rules thereunder.

(c) At the time an Independent Director is first elected to the Board, such person shall automatically be granted a Non-Qualified Stock Option to purchase twenty five thousand (25,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors who are elected as directors at such date). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock.

(d) If the Company has an advisory board, (i) at the time each person is appointed to the advisory board, such person shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of members of the advisory board who are appointed at such date) and (ii) on each January 1, following his or her appointment to the advisory board, each person who is a member of the advisory board on such date shall automatically be granted a Non-Qualified Stock Option to purchase five thousand (5,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of advisory board members at such date, after giving effect to the automatic grant of options to Independent Directors pursuant to Section 4(b) of the Plan). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock.

5.	Stock Options.

(a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.

(A) Subject to whatever installment exercise provisions apply under Section 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(D) Subject to Section 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a) of the Plan.

(v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(vi) Termination by Death. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii) Termination by Reason of Disability or Retirement. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix) Incentive Stock Options.

(A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(B) To the extent required for “incentive stock option” status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Section 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

(C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(I) If (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6.	Stock Appreciation Rights.

(a) Grant and Exercise.

(i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(iii) A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(b)(v) of the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

(vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7.	Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Section 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.

(i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Section 7(b)(ii).

(iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this Section 7(c)(ii) and Section 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment or other services with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8.	Deferred Stock.

(a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

(ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

(iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

(vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9.	Stock Purchase Rights.

(a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

(i) at its Fair Market Value on the date of grant;

(ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

(iii) at an amount equal to Book Value on such date; or

(iv) at an amount equal to the par value of such Stock on such date.

The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a) of the Plan.

10.	Other Stock-Based Awards.

(a) Administration.

(i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company’s certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

(v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

(vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11.	Change in Control Provisions.

(a) Impact of Event. In the event of a “Change in Control,” as defined in Section 11(b) of the Plan, or a “Potential Change in Control,” as defined in Section 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested and any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Sections 11(a)(i) and (ii) of the Plan), shall be purchased by the Company (“cashout”) in a manner determined by the Committee, in its sole discretion, on the basis of the “Change in Control Price” as defined in Section 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Section 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

(b) Definition of “Change in Control.” For purposes of Section 11(a) of the Plan, a “Change in Control” means the happening of any of the following after the completion of the acquisition of Plaza Consulting Group, Inc., a Puerto Rico corporation (the “Acquisition Effective Date”):

(i) When any “person” (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Stock (or securities convertible into Stock or upon the exercise of which shares of Stock may be issued) to such persons; or

(ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); provided, however, that all directors who are elected to the board not later than six months after the Acquisition Effective Date shall be deemed to be an Incumbent Director and shall be deemed to have satisfied the 24-month requirement set forth in this Section 11(b)(ii); or

(iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise unless approved by a majority of Incumbent Directors.

(c) Definition of Potential Change in Control. For purposes of Section 11(a) of the Plan, a “Potential Change in Control” means the happening of any one of the following:

(i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d) Change in Control Price. For purposes of this Section 11, “Change in Control Price” means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by the principal stock exchange or market on which the Stock is traded, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights, Incentive Stock Options or, where applicable, the date on which a cashout occurs under Section 11(a)(iii).

12.	Amendments and Termination.

(a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee’s or participant’s consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c) Subject to the provisions of Sections 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13.	Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

14.	General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15.	Effective Date of Plan.

he Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16.	Term of Plan.

Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.